Lease Dated August 31, 2004 - Between Zone4Play Israel, Ltd and Atidim Ltd
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The Lease, Type, Term & Purpose
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The leased property- 622 square meter in Atidim Park, Bldg 2, 2nd floor
The lease term - 60 months
Purpose of the lease will be software house or any similar activity. Tenant Protection Act - is not applicable

Preparation work, Adjustments & Delivery of Possession
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Performance of adjustment work will be started on September 5, 2004.
Delivery of possession - 14 Nov. 2004

Rent & Method of Payment
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Basic rent - $7 per sq. meter ($ 4,354 per month) plus applicable VAT
      Rent shall be increased by 5% annually
Payment of rent monies - on a quarterly basis, and will be adjusted to the consumer index which was published on August 15, 2004.

Additional Payments by leasee (tenant)
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In addition to the rent payments the tenant will pay the following payments:
      1.    Municipal Taxes
      2.    Water & Electricity
      3.    Generator & Public water and power insurance
      4.    Tenant partial, proportional payment of public expenses
All payments will include applicable VAT.

Obligations of the Leasee
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The tenant is obligate to keep the premises clean.
Changes in the leased property will be made only with Atidim approval.

Responsibility & Insurance
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The tenant will be responsible for any damage that will be caused by the premises situation Upon preparation work - the tenant will have to have insurance with coverage of third party of no less $500,000 per event.
The tenant insurance will have to cover of third party of no less $500,000 per event and Employer insurance coverage of no less $5,000,000 per event

Maintenance & Air Conditioning
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Atidim shall be obligated to provide
      1.    Maintenance services
      2.    Air conditioning services
      3.    Prohibitions
      4.    Energy saving system


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The maintenance services' consideration will be - $1.11per square meter ($691 per month)
Air conditioning services' considerations - $1.89 per square meter ($1,175 per month)
The payments will be paid in advance once a month and will be adjusted to the consumer index price as of August 15, 2004.
All payments will include applicable VAT.

Securities
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The company will pay a deposit of $10,000 including applicable VAT.
Half of the deposit will be paid upon signing of the agreement, and the rest will be paid in 3 installments.

Eviction of the Leased Property
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Return of possession to Atidim will be made after 60 months.
If the tenant will not evacuate the premises, there will be an agreed compensation - $0.06 per sq. meter per day


Signed by Zone4Play - /s/ Shimon Citron
Signed by Atidim - /s/ Elka Ilani